Exhibit 99.1

EZCORP, Inc.
1901 Capital Parkway
Austin, Texas 78746
NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF STOCKHOLDERS
October 2, 2013
To the holders of Class A Non-Voting Common Stock, par value $0.01 per share (“Class A Non-Voting Common Stock”) of EZCORP, Inc., a Delaware corporation (the “Company”):
The Reorganization
In accordance with Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”), you are notified that MS Pawn Limited Partnership, the holder of 100% of the outstanding shares of Class B Voting Common Stock, par value $0.01 per share (“Class B Voting Common Stock”), of the Company adopted and approved the resolutions attached to this Notice as Annex A (the “Resolutions”) by written consent on October 1, 2013. Pursuant to the certificate of incorporation of the Company and the DGCL, only the shares of Class B Voting Common Stock were entitled to vote upon the Resolutions and the transactions contemplated by the Resolutions, and no vote or other action was required by the holders of the outstanding shares of Class A Non-Voting Common Stock in order to adopt the Resolutions or approve the transactions contemplated by the Resolutions.
The Resolutions, among other things, adopted and approved the Agreement and Plan of Merger (the “Merger Agreement”) dated October 1, 2013 by and between the Company and EZMergeco, Inc., a Delaware corporation and a newly formed direct wholly owned subsidiary of the Company (“Mergeco”), and an internal reorganization transaction (the “Reorganization”) structured as a merger of the Company and Mergeco. The Reorganization was effected on October 2, 2013.
Reasons for the Reorganization
The Company entered into the Merger Agreement and effected the Reorganization for the sole purpose of addressing certain potential defects in corporate actions previously taken by the Company between 1991 and 2008. In reviewing its corporate records, the Company recently discovered that certain corporate actions, including the approval of amendments to the certificate of incorporation in 2006 and 2008 to increase the authorized number of shares of Class A Non-Voting Common Stock, may not have complied with all of the requirements of applicable Delaware corporate law. A possible effect of these potential defects is that shares of common stock issued by the Company after the filing of the amendments may not have been validly issued.
The Company effected the Reorganization in order to convert or exchange the outstanding shares of Class A Non-Voting Common Stock and Class B Voting Common Stock, whether or not validly issued, into duly authorized, validly issued shares of the surviving corporation. The Company believes that the Reorganization effectively eliminates the potential defects described above.

1

Consequences of the Reorganization
Same Name; Same Business — Pursuant to the Merger Agreement, a Certificate of Merger was filed with the Secretary of State of the State of Delaware on October 2, 2013, effecting the Reorganization by merging the Company with and into Mergeco, with Mergeco continuing as the surviving corporation. At the effective time of the Reorganization, Mergeco changed its name to “EZCORP, Inc.” and succeeded to all of the assets and liabilities of the Company. The surviving corporation has conducted and will continue to conduct the same business and operations as the Company immediately prior to the Reorganization.
Automatic Conversion of Shares; Same Stockholder Rights — At the effective time of the Reorganization, each issued and outstanding share of Class A Non-Voting Common Stock was automatically converted into or exchanged for one share of Class A Non-Voting Common Stock, par value $0.01 per share, of the surviving corporation (“New Class A Non-Voting Common Stock”), and each issued and outstanding share of Class B Voting Common Stock was automatically converted into or exchanged for one share of Class B Voting Common Stock, par value $0.01 per share, of the surviving corporation (“New Class B Voting Common Stock”). The rights of the holders of New Class A Non-Voting Common Stock and New Class B Voting Common Stock are identical to their rights as holders of Class A Non-Voting Common Stock and Class B Voting Common Stock immediately prior to the Reorganization.
Continuous Trading; Same Stock Certificates — Following the Reorganization, the shares of New Class A Non-Voting Common Stock have continued to trade on NASDAQ without interruption under the trading symbol “EZPW” and under the same CUSIP number. Stock certificates that represented shares of Class A Non-Voting Common Stock and Class B Voting Common Stock prior to the Reorganization represent the same number of shares of New Class A Non-Voting Common Stock and New Class B Voting Common Stock, respectively, following the Reorganization.
It is not necessary for stockholders to surrender or exchange their stock certificates.
Substantially Similar Organizational Documents — The certificate of incorporation and bylaws of the surviving corporation are substantially similar in all material respects to the certificate of incorporation and bylaws of the Company in effect prior to the Reorganization, except that the certificate of incorporation of the surviving corporation authorizes 55,550,000 shares of New Class A Non-Voting Common Stock.
The foregoing descriptions of the Merger Agreement, the certificate of incorporation and the bylaws of the surviving corporation do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the amended and restated certificate of incorporation and bylaws of the surviving corporation, which are included in Annex A to this Notice.
If you have any questions about this notice, please contact EZCORP Investor Relations at (512) 314-2220 or Investor_Relations@ezcorp.com.
                        EZCORP, INC.

2

ANNEX A
RESOLUTIONS ADOPTED BY WRITTEN CONSENT OF
THE SOLE HOLDER OF SHARES OF CLASS B VOTING COMMON STOCK OF
EZCORP, INC.
WHEREAS, the board of directors of the Company (the “Board”) has approved and declared advisable the merger of the Company with and into EZMergeco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Mergeco”), with Mergeco continuing as the surviving corporation under the name “EZCORP, Inc.” (the “Merger”), pursuant to the terms and conditions of the Agreement and Plan of Merger, by and between the Company and Mergeco (the “Merger Agreement”), a copy of which is attached hereto as Exhibit A;
WHEREAS, the Board has approved and declared advisable the Merger Agreement and submitted the Merger Agreement to the Class B Holder for action thereon; and
WHEREAS, the Class B Holder has considered the Merger Agreement and the Merger to be effected thereby, and desires to approve such matters in its capacity as the sole holder of Class B Voting Common Stock and in any other capacity as a stockholder of the Company.
NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement and all agreements, exhibits, schedules, documents, certificates, actions and transactions contemplated thereby (including the Merger) be, and hereby are, adopted and approved in all respects as the Class B Holder and in any other capacity as a stockholder of the Company; and further
RESOLVED, that the amendment and restatement of each of the certificate of incorporation and by-laws of Mergeco to be effected in or as a result of the Merger, each in the form attached to the Merger Agreement be, and hereby are, authorized, adopted and approved in all respects; and further
RESOLVED, that any actions previously taken by the directors or officers of the Company in connection with the transactions contemplated by the foregoing recitals and resolutions be, and hereby are, adopted, ratified and affirmed as the authorized acts of the Company in all respects.

ANNEX A-1

EXHIBIT A
AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger, dated as of October 1, 2013 (this “Agreement”), is between EZCORP, Inc., a Delaware corporation (the “Company”), and EZMergeco, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“MergeCo,” and together with the Company, the “Parties”).
WHEREAS, the board of directors of the Company (the “Company Board”) deems it advisable and in the best interest of the Company and its stockholders to merge with and into MergeCo upon the terms and conditions provided herein and has approved and adopted this Agreement and the transactions contemplated herein; and
WHEREAS, following the approval and adoption of this Agreement by the Company Board, the holder of the Company’s Class B Voting Common Stock, par value $0.01 per share (“Company Class B Voting Common Stock”), will adopt this Agreement; and
WHEREAS, the sole director of MergeCo (the “Sole Director”) deems it advisable and in the best interest of MergeCo and its stockholder that the Company merge with and into MergeCo upon the terms and conditions provided herein and has approved and adopted this Agreement and the transactions contemplated herein; and
WHEREAS, following the approval and adoption of this Agreement by the Sole Director, the Company, as the sole stockholder of MergeCo, will adopt this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
ARTICLE I
THE MERGER
1.1    The Merger. The Company shall merge with and into MergeCo (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”). At the Effective Time (as hereafter defined), the separate corporate existence of the Company shall cease, and MergeCo shall continue in existence as the surviving entity of the Merger (the “Surviving Entity”), pursuant to the provisions of the laws of the State of Delaware.
1.2    Succession. The Merger shall have the effects set forth in this Agreement and the DGCL, including without limitation, Section 259 of the DGCL. Without limiting the operation of the foregoing, and subject thereto, at the Effective Time, the Surviving Entity shall possess all the rights, privileges, powers, immunities and franchises, and shall be subject to all the restrictions, disabilities and duties of the Company, and all the property, real, personal and mixed of the Company, and all debts due to the Company shall be vested in the Surviving Entity without any transfer or assignment having occurred. The Surviving Entity shall thereafter be responsible and liable for all debts, liabilities and duties of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the Merger.

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ARTICLE II
EFFECTIVE TIME
2.1    Filing Certificate of Merger. The Parties will cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL.
2.2    Effective Time. The Merger shall become effective (a) on the date and at the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware or (b) at such later date and time specified in the Certificate of Merger (the time of such effectiveness is herein called the “Effective Time”).
ARTICLE III
EFFECT ON OUTSTANDING SECURITIES
3.1    Conversion of Company Shares.
(a)    Class A Non-Voting Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of MergeCo or the Company, each issued and outstanding share of the Company’s Class A Non-Voting Common Stock, par value $0.01 per share (“Company Class A Non-Voting Common Stock”), whether or not validly issued and whether or not void or voidable, together with all rights represented by such share, including without limitation the right of the holder thereof to compel the issue or reissue of such share if it was issued with a defect going to its validity, shall be converted into or exchanged for one share of MergeCo’s Class A Non-Voting Common Stock, par value $0.01 per share (“MergeCo Class A Non-Voting Common Stock”).
(b)    Class B Voting Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of MergeCo or the Company, each issued and outstanding share of Company Class B Voting Common Stock, whether or not validly issued and whether or not void or voidable, together with all rights represented by such share, including without limitation the right of the holder thereof to compel the issue or reissue of such share if it was issued with a defect going to its validity, shall be converted into or exchanged for one share of MergeCo’s Class B Voting Common Stock, par value $0.01 per share (“MergeCo Class B Voting Common Stock”).
(c)    Certificates.
(i)    Certificates. As of the Effective Time, all outstanding shares of Company Class A Non-Voting Common Stock and Company Class B Voting Common Stock (collectively, the “Company Common Stock”) shall no longer be outstanding and shall automatically be converted or exchanged as described above, and each holder of a certificate which immediately prior to the Effective Time represented shares of Company Common Stock shall cease to have any rights with respect to such shares.
(ii)    No Exchange is Required. Each outstanding certificate representing shares of Company Common Stock shall be deemed for all purposes, from and after the Effective Time, to represent the same number of shares of MergeCo Class A Non-Voting Common Stock or MergeCo Class B Voting Common Stock into which the shares of Company Common Stock they previously represented were converted or exchanged in the Merger pursuant to Section 3.1(a) or Section 3.1

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(b), as applicable. Holders of such outstanding certificates shall not be required to surrender them for cancellation in connection with the Merger.
3.2    Treasury Shares of the Company. Each share of capital stock of the Company that is held as a treasury share by the Company immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist at the Effective Time and no consideration shall be issued or delivered in exchange therefor.
3.3    Cancellation of MergeCo Shares. Each share of capital stock of MergeCo that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist at the Effective Time and no consideration shall be issued or delivered in exchange therefor.
3.4    Assumption of Company Benefit and Incentive Plans and Arrangements. At the Effective Time, the Surviving Entity shall assume, adopt and continue those employee benefit plans and arrangements of the Company in existence immediately prior to the Effective Time (the “Benefit Plans”). The Surviving Entity will become the sponsor of each Benefit Plan and will assume all of the powers, authorities, duties, responsibilities and obligations of the Company to the extent indicated in each Benefit Plan. The Company and the Surviving Entity may execute such documents as may be appropriate to further the purposes of the assignment and assumption and to accomplish and complete such assignments and assumptions. With respect to each Benefit Plan the benefits of which are based on Company Class A Non-Voting Common Stock, or the equivalent value of such shares, each outstanding and unexercised option, grant, right to purchase or other right to acquire such Company Class A Non-Voting Common Stock shall be converted at the Effective Time into the same option, grant, right to purchase or other right to acquire shares of MergeCo Class A Non-Voting Common Stock, at the same exercise or conversion price per share, and the same terms and subject to the same conditions, as set forth in the applicable Benefit Plan in effect at the Effective Time. In addition, the same number of shares of MergeCo Class A Non-Voting Common Stock will be reserved for purposes of the Benefit Plans as is equal to the number of shares of Company Class A Non-Voting Common Stock so reserved as of the Effective Time.
3.5    Restricted Securities. The shares of MergeCo Class B Voting Common Stock issued in the Merger will be “restricted securities” as defined in Rule 144(a)(3) under the Securities Act of 1933 (the “Securities Act”), and the holding period for such shares for purposes of Rule 144(d) under the Securities Act shall commence on the date of the Effective Time.
ARTICLE IV
COVENANTS AND AGREEMENTS
4.1    Assumption by MergeCo. MergeCo covenants and agrees that as the Surviving Entity, it shall be liable for all the debts, liabilities, duties and other obligations of the Company outstanding as of the Effective Time and hereby expressly assumes all such debts, liabilities, duties and other obligations as of the Effective Time.
ARTICLE V
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

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5.1    Name of Surviving Entity. The name of the Surviving Entity shall be “EZCORP, Inc.” and the Certificate of Incorporation of MergeCo shall be amended at the Effective Time to reflect the amendment to the name of MergeCo as provided in Section 5.2.
5.2    Certificate of Incorporation. From and after the Effective Time, the Certificate of Incorporation of MergeCo shall be amended and restated in the Merger as set forth as Exhibit A hereto, and, as so amended and restated shall be the Amended and Restated Certificate of Incorporation of the Surviving Entity.
5.3    By-laws. From and after the Effective Time, the By-laws of MergeCo shall be amended and restated as set forth as Exhibit B hereto, and, as so amended and restated shall be the By-laws of the Surviving Entity.
5.4    Directors and Officers. From and after the Effective Time, the directors of the Company immediately prior to the Effective Time will be the directors of the Surviving Entity. From and after the Effective Time, the individuals serving as officers of the Company immediately prior to the Effective Time will serve as officers of the Surviving Entity, holding the same titles and positions which such officers held with the Company immediately prior to the Effective Time.
5.5    Board Committees. From and after the Effective Time, the Surviving Entity shall have the same board of director committees as those of the Company immediately prior to the Effective Time, and the members of such board of director committees of the Company immediately prior to the Effective Time will serve members of the board of director committees of the Surviving Entity, holding the same titles which such members held with the Company immediately prior to the Effective Time.
5.6    Committee Charters and Company Policies. From and after the Effective Time, all board of director committee charters and corporate governance policies of the Company in effect immediately prior to the Effective Time shall be the board of director committee charters and corporate governance policies of the Surviving Entity until such time as they shall be amended.
ARTICLE VI
MISCELLANEOUS
6.1    Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by mutual written consent of the Parties, or by mutual action of their respective boards of directors.
6.2    Principal Office of Surviving Entity. The address of the principal office of the Surviving Entity is 1901 Capital Parkway, Austin, Texas 78746.
6.3    Further Assurances. From time to time, and when required by the Surviving Entity or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, including a form of blanket conveyance and bill of sale and assignment, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to confirm of record or otherwise, in the Surviving Entity the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Agreement, and the directors and officers of the Surviving Entity and the Company shall otherwise take any and all such action and execute and deliver any and all such deeds and other instruments.

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6.4    Approval of Merger. Except for the adoption of this Agreement by the stockholders of each of the Company and MergeCo, this Agreement was approved, adopted, certified, executed and acknowledged by each of the Parties by all actions required by the laws of the State of Delaware and by their constituent documents.
6.5    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISIONS.
6.6    Counterparts; Method of Delivery. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by electronic mail in a PDF file shall be as effective as delivery of a manually executed counterpart of this Agreement, and shall be deemed to constitute due and sufficient delivery of such counterparts.
6.7    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party or such Party waives its rights under this Section 6.7 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
6.8    Amendment. At any time prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of MergeCo and the Board of Directors of the Company, whether before or after the adoption of this Agreement by the stockholders of MergeCo and the Company; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholders of MergeCo or the Company without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of MergeCo and the Company.
6.9    Assignment; Third Party Beneficiary. Neither this Agreement, nor any right, interest or obligation hereunder, shall be assigned by any of the Parties without the prior written consent of the other Parties. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the Parties hereto.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of this 1st day of October, 2013.

EZCORP, INC.

By: /s/ Paul E. Rothamel
Name: Paul E. Rothamel
Title: President and Chief Executive Officer

EZMERGECO, INC.

By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President, General Counsel, and
Secretary

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EXHIBIT A

Certificate of Incorporation

[See attached]

EXHIBIT A-1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EZCORP, INC.
FIRST:    The name of the Corporation is EZCORP, Inc.
SECOND:    The registered office of the Corporation in this State of Delaware is located at The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
THIRD:    The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). The Corporation will have perpetual existence.
FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is Fifty-eight million five hundred fifty thousand (58,550,000) shares of capital stock, classified as (i) Fifty-five million five hundred fifty thousand (55,550,000) shares of Class A Non-Voting Common Stock, par value $0.01 per share (“Class A Non-Voting Common Stock”), and (ii) Three million (3,000,000) shares of Class B Voting Common Stock, par value $0.01 per share (“Class B Voting Common Stock”).
The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Class A Non-Voting Common Stock and Class B Voting Common Stock are as follows:

1.	Provisions Relating to the Class A Non-Voting Common Stock and the Class B Voting Common Stock.
(a)Shares of Class A Non-Voting Common Stock and Class B Voting Common Stock (collectively, “Common Stock”) shall have identical rights and privileges in every respect, except as set forth herein.
(b)Except as required by law and except as set forth herein, the holders of shares of Class A Non-Voting Common Stock shall not be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation.
(c)The holders of shares of Class B Voting Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Class B Voting Common Stock held.
(d)The holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the Corporation legally available therefor; provided, however, that any dividend upon the Common Stock that is payable in Common Stock shall be paid only in Class A Non-Voting Common Stock to the holders of Class A Non-Voting

EXHIBIT A-2

Common Stock and only in Class B Voting Common Stock to the holders of Class B Voting Common Stock.
(e)In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them, regardless of whether such shares are shares of Class A Non-Voting Common Stock or Class B Voting Common Stock. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 1(e), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.
(f)The holders of Class B Voting Common Stock shall be entitled to vote, as a single, separate class, at any annual meeting of the stockholders of the Corporation, or at a special meeting called for such purpose, with respect to a resolution providing that a pro rata percentage (as specified in such resolution) of shares of Class B Voting Common Stock of each holder of record of such shares shall be automatically converted into, and for all purposes shall be deemed to be (including for purposes of Section 1(d) above), the same number of shares of Class A Non-Voting Common Stock. Upon approval of such resolution by a majority of the outstanding shares of Class B Voting Common Stock, the rights of each holder of Class B Voting Common Stock to such percentage of shares of Class B Voting Common Stock shall cease automatically, and the holders thereof as to such shares shall be entitled to all rights attendant to holders of shares of Class A Non-Voting Common Stock whether or not the certificates representing such percentage of shares of Class B Voting Common Stock so converted are surrendered to the Corporation. Upon the occurrence of an automatic conversion of the shares of Class B Voting Common Stock pursuant to this Section 1(f), each holder of shares of Class B Voting Common Stock shall surrender the certificates therefor, duly endorsed, at the office of the Corporation where the stock transfer books are maintained. Thereupon, the Corporation shall promptly issue and deliver to such holder a certificate or certificates of the number of shares of Class A Non-Voting Common Stock to which such holder is entitled, registered in the name of such holder or a designee of such holder.
(g)Each holder of record of Class B Voting Common Stock may, at any time, at such holder’s option, convert any or all of the shares of Class B Voting Common Stock held by such holder into the same number of shares of Class A Non-Voting Common Stock; provided, however, before any holder of shares of Class B Voting Common Stock shall be entitled to convert the same into shares of Class A Non-Voting Common Stock in accordance with this Section 1(g), such holder shall surrender the certificate(s) therefor, duly endorsed, at the office of the Corporation where the stock transfer books are maintained, accompanied by a notice stating the number of shares of Class B Voting Common Stock which such holder desires to convert into Class A Non-Voting Common Stock. Thereupon, the Corporation shall promptly issue and deliver to such holder a certificate or certificates of the number of shares of Class A Non-Voting Common Stock to which such holder is entitled, registered in the name of such holder or a designee of such holder. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Voting Common Stock to be converted, and the

EXHIBIT A-3

person entitled to receive the shares of Class A Non-Voting Common Stock issue able upon such conversion shall be treated for all purposes as the holder of such shares of Class A Non-Voting Common Stock on such date of surrender.
(h)The Corporation shall not be required to issue any fractional shares upon conversion of Class B Voting Common Stock in accordance with Sections 1(f) and 1(g) above, but in lieu thereof, the Corporation may make such equitable provisions as the board of directors may determine. In the event of the conversion of less than all of the Class B Voting Common Stock evidenced by the certificate(s) surrendered in accordance with Sections 1(f) and 1(g) above, the Corporation shall execute and deliver, without charge to the holder thereof, or at such holder’s written direction, to such holder’s designee, a new certificate evidencing the shares of Class B Voting Common Stock not converted. All costs of issuing certificates for shares of Class A Non-Voting Common Stock upon conversion of the Class B Voting Common Stock in accordance with Sections 1(f) and 1(g) above incurred by the Corporation, including any issuance tax, shall be paid by the Corporation.
(i)The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Non-Voting Common Stock, solely for the purpose of issue upon conversion of outstanding shares of Class B Voting Common Stock, such number of shares of Class A Non-Voting Common Stock as shall then be issuable upon a conversion of all of the outstanding shares of Class B Voting Common Stock. The shares of Class A Non-Voting Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid, and non-assessable.
(j)In the event that all of the outstanding shares of Class B Voting Common Stock shall be converted into Class A Non-Voting Common Stock, and at any time thereafter, the holders of shares of Class A Non-Voting Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Class A Non-Voting Common Stock held.

2.	General.
(a)    Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Class A Non-Voting Common Stock and Class B Voting Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.
(b)    The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation’s capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such

EXHIBIT A-4

options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.
FIFTH:    Directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.
SIXTH:    The directors of the Corporation shall have the power to adopt, amend, and repeal the bylaws of the Corporation.
SEVENTH:    No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein “person” means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee, which authorizes the contract or transaction.
EIGHTH:    The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Eighth is in effect. Any repeal or amendment of this Article Eighth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment of this Article Eighth. Such right shall include the right to be paid by the Corporation expenses, including attorneys’ fees, incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL, as the same

EXHIBIT A-5

exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claims. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.
The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.
As used herein, the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.
NINTH:    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Ninth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Ninth, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the DGCL.
TENTH:    The Corporation expressly elects not to be governed by Section 203 of the DGCL.

EXHIBIT A-6

EXHIBIT B

By-laws

[See attached]

EXHIBIT B-1

BY-LAWS
OF
EZCORP, INC.

A Delaware Corporation
With All Amendments

PREAMBLE
These by-laws are subject to, and governed by, the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) and the certificate of incorporation of EZCorp, Inc., a Delaware corporation (the “Corporation”). In the event of a direct conflict between the provisions of these by-laws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.
ARTICLE ONE: OFFICES
1.1    Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.
1.2    Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.
ARTICLE TWO: MEETINGS OF STOCKHOLDERS
2.1    Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.
2.2    Special Meeting. A special meeting of the stockholders may be called at any time by the Chairman of the Board, the President, the board of directors and shall be called by the President or the Secretary at the request in writing of the stockholders of record of not less than ten percent of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

EXHIBIT B-2

2.3    Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.
2.4    Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.
2.5    Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation’s stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.
2.6    Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these by-laws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided, that, if the adjournment is for more than 30 days or

EXHIBIT B-3

if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.
2.7    Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
2.8    Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.
2.9    Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than ten days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:
(i)    The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
(ii)    The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

EXHIBIT B-4

(iii)    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
(b)    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these by-laws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office in the State of Delaware, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these by-laws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.
2.10    Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer’s duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these by-laws or by some person appointed by the meeting.
2.11    Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

EXHIBIT B-5

ARTICLE THREE: DIRECTORS
3.1    Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these by-laws, the board of directors may exercise all the powers of the Corporation.
3.2    Number; Qualification; Election; Term. The number of directors which shall constitute the entire board of directors shall be not less than one. The first board of directors shall consist of the number of directors named in the certificate of incorporation of the Corporation or, if no directors are so named, shall consist of the number of directors elected by the incorporator(s) at an organizational meeting or by unanimous written consent in lieu thereof. Thereafter, within the limits above specified, the number of directors which shall constitute the entire board of directors shall be determined by resolution of the board of directors or by resolution of the stockholders at the annual meeting thereof or at a special meeting thereof called for that purpose. Except as otherwise required by law, the certificate of incorporation of the Corporation, or these by-laws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.
3.3    Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.
3.4    Removal. Except as otherwise provided in the certificate of incorporation of the Corporation or these by-laws, at any meeting of stockholders called expressly for that purpose, any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors; provided, however, that so long as stockholders have the right to cumulate votes in the election of directors pursuant to the certificate of incorporation of the Corporation, if less than the entire board of directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.
3.5    Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having

EXHIBIT B-6

the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these by-laws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these by-laws with respect to the filling of other vacancies.
3.6    Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.
3.7    First Meeting. Each newly-elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.
3.8    Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.
3.9    Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.
3.10    Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the President, or any director.
3.11    Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.
3.12    Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these by-laws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these by-laws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every

EXHIBIT B-7

reference in these by-laws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.
3.13    Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time, the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.
3.14    Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.
3.15    Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.
ARTICLE FOUR: COMMITTEES
4.1    Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.
4.2    Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.
4.3    Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these by-laws.
4.4    Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

EXHIBIT B-8

4.5    Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.
4.6    Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.
4.7    Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.
4.8    Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these by-laws.
4.9    Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.
4.10    Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.
4.11    Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.
ARTICLE FIVE: NOTICE
5.1    Method. Whenever by statute, the certificate of incorporation of the Corporation, or these by-laws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and

EXHIBIT B-9

any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.
5.2    Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE SIX: OFFICERS
6.1    Number; Titles; Term of Office. The officers of the Corporation shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.
6.2    Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.
6.3    Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.
6.4    Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these by-laws or as may be determined by resolution of the board of directors not inconsistent with these by-laws.
6.5    Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate

EXHIBIT B-10

the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the President.
6.6    Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.
6.7    Chief Executive Officer; President. Unless otherwise specified by the board, the Chief Executive Officer shall also be the President of the Corporation. The Chief Executive Officer shall have general executive charge, management, and control of the properties and operations as may be reasonably incident to such responsibilities. If the office of President is established as an office separate from that of the office of the Chief Executive Officer, the President shall have such duties and responsibilities as are assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. If the board of directors has not elected a Chairman of the Board, or in the absence or inability to act of the Chairman of the Board, the Chief Executive Officer, or in his absence, the President, shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.
6.8    Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer’s absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.
6.9    Treasurer. The Treasurer shall have custody of the Corporation’s funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the President.
6.10    Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer’s absence or inability to act.
6.11    Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for

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that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the President.
6.12    Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer’s absence or inability to act.
ARTICLE SEVEN: CERTIFICATES AND SHAREHOLDERS
7.1    Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation, or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and the number of shares.
7.2    Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.
7.3    Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation

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of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.
7.4    Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.
7.5    Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.
7.6    Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.
ARTICLE EIGHT: MISCELLANEOUS PROVISIONS
8.1    Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.
8.2    Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.
8.3    Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.
8.4    Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that, if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.
8.5    Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

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8.6    Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
8.7    Securities of Other Corporations. The Chairman of the Board, the President, or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.
8.8    Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors, and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors, or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8.8 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
8.9    Action Without a Meeting. (a) Unless otherwise provided in the certificate of incorporation of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8.9(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office, principal place of business, or such officer or agent shall be by hand or by certified or registered mail, return receipt requested.
(b)    Unless otherwise restricted by the certificate of incorporation of the Corporation or by these by-laws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or

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consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.
8.10    Invalid Provisions. If any part of these by-laws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.
8.11    Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.
8.12    Headings. The headings used in these by-laws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.
8.13    References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.
8.14    Amendments. These by-laws may be altered, amended, or repealed or new by-laws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors if notice of such alteration, amendment, repeal, or adoption of new by-laws be contained in the notice of such special meeting.

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